                                                                    Exhibit 99

KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


-------------------------------------------------------x
                                                       :
In re                                                  : Chapter 11
                                                       :
SOLUTIA INC., ET AL.,                                  : Case No. 03-17949 (PCB)
                                                       :
         Debtors.                                      : (Jointly Administered)
                                                       :
-------------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises, Inc.       Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---

                      MONTHLY OPERATING STATEMENT FOR THE
                            MONTH OF APRIL 2007 (1)
                            -----------------------


(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.
                                      1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------------x
                                                       :
In re                                                  : Chapter 11
                                                       :
SOLUTIA INC., ET AL.,                                  : Case No. 03-17949 (PCB)
                                                       :
         Debtors.                                      : (Jointly Administered)
                                                       :
-------------------------------------------------------x

                      MONTHLY OPERATING STATEMENT FOR THE
                              MONTH OF APRIL 2007
                              -------------------

DEBTORS' ADDRESS:                           575 Maryville Centre Dr.
                                            St. Louis, MO 63141

DEBTORS' ATTORNEY:                          KIRKLAND & ELLIS LLP
                                            Richard M. Cieri (RC-6062)
                                            Jonathan S. Henes (JH-1979)
                                            Citigroup Center
                                            153 East 53rd Street
                                            New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):                $--

REPORT PREPARER:                            Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: May 31, 2007                              /s/ Timothy J. Spihlman
                                                ------------------------
                                                Timothy J. Spihlman
                                                Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                        MONTHLY DISBURSEMENTS BY DEBTOR
                          For the Month of April 2007

-------------------------------------------------------------------------------

Solutia Inc.                                                $ 412,902,844.49
-------------------------------------------------------------------------------

Solutia Business Enterprises, Inc. *                        $--
-------------------------------------------------------------------------------

Solutia Systems, Inc.                                       $ 25,000.00
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $--
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 8,262,613.37
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $--
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $--
-------------------------------------------------------------------------------

Axio Research Corporation                                   $ 59.00
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $--
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $--
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $--
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 6,483.12
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $--
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 12,657.93
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $--
-------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                            STATEMENT ON INSURANCE
                          For the Month of April 2007

         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                                MONTH ENDED
                                                              APRIL 30, 2007
                                                              --------------
TOTAL NET SALES                                               $         263
TOTAL COST OF GOODS SOLD                                                224
                                                              --------------
GROSS PROFIT                                                             39

TOTAL MAT EXPENSE                                                        25
                                                              --------------
OPERATING INCOME                                                         14

EQUITY EARNINGS FROM AFFILIATES                                           4
INTEREST EXPENSE                                                        (10)
OTHER INCOME, NET                                                         1

REORGANIZATION ITEMS:
  Professional fees                                                      (7)
  Provision for rejected executory contracts                              -
  Employee severance and retention costs                                  -
  Adjustment to allowed claim amounts                                     -
  Settlements of pre-petition claims                                      -
  Other                                                                   -
                                                              --------------
                                                                         (7)

                                                              --------------
INCOME BEFORE TAXES                                                       2
Income tax expense                                                        1
                                                              --------------
NET INCOME                                                    $           1
                                                              ==============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                             AS OF APRIL 30, 2007

                                                               (Dollars in
                                ASSETS                          millions)
                                ------                        --------------
Cash                                                          $         128
Trade Receivables, net                                                  361
Inventories                                                             318
Other Current Assets                                                    283
                                                              --------------
TOTAL CURRENT ASSETS                                                  1,090
Property, Plant and Equipment, net                                      801
Investments in Affiliates                                               204
Intangible Assets, net                                                  120
Other Assets                                                            100
                                                              --------------
TOTAL ASSETS                                                  $       2,315
                                                              ==============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                              $         244
Short-Term Debt                                                         975
Other Current Liabilities                                               212
                                                              --------------
TOTAL CURRENT LIABILITIES                                             1,431
Long-Term Debt                                                          218
Other Long-Term Liabilities                                             288
                                                              --------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                           1,937
LIABILITIES SUBJECT TO COMPROMISE                                     1,785
SHAREHOLDERS' DEFICIT                                                (1,407)
                                                              --------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                     $       2,315
                                                              ==============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                               MONTH ENDED
                                                              APRIL 30, 2007
OPERATING ACTIVITIES:                                         --------------
    Net income                                                $           1
    Depreciation and amortization                                         8
    Restructuring expenses and other unusual items                        -
    Changes in assets and liabilities:
      Trade receivables                                                 (24)
      Inventories                                                        (4)
      Accounts payable                                                    1
      Liabilities subject to compromise:
        Pension plan liabilities                                        (19)
        Other postretirement benefits liabilities                        (3)
        Other liabilities subject to compromise                           -
      Other assets and liabilities                                       20
                                                              --------------
    NET CASH USED BEFORE REORGANIZATION ITEMS                           (20)

    OPERATING CASH FLOWS - REORGANIZATION ITEMS:
      Professional services fees                                        (10)
      Employee severance and retention payments                           -
      Other                                                              (1)
                                                              --------------
        NET CASH USED IN REORGANIZATION ITEMS                           (11)

                                                              --------------
          NET CASH USED IN OPERATING ACTIVITIES                         (31)
                                                              ==============

INVESTING ACTIVITIES:
    Property, plant and equipment purchases                              (7)
    Restricted cash for acquisition (See Note 3)                        150
    Advance issued to equity affiliate (See Note 3)                    (150)
                                                              --------------
        NET CASH USED IN INVESTING ACTIVITIES                            (7)
                                                              ==============

FINANCING ACTIVITIES:
    Debt issuance costs                                                  (2)
                                                              --------------
        NET CASH USED IN FINANCING ACTIVITIES                            (2)
                                                              ==============


NET DECREASE IN CASH AND CASH EQUIVALENTS                               (40)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                          168
                                                              --------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $         128
                                                              ==============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                               MONTH ENDED
                                                              APRIL 30, 2007
                                                              --------------
TOTAL NET SALES                                               $         223
TOTAL COST OF GOODS SOLD                                                196
                                                              --------------
GROSS PROFIT                                                             27

TOTAL MAT EXPENSE                                                        19
                                                              --------------
OPERATING INCOME                                                          8

EQUITY EARNINGS FROM AFFILIATES                                           3
INTEREST EXPENSE, NET                                                    (9)
OTHER INCOME, NET                                                         4

REORGANIZATION ITEMS:
    Professional fees                                                    (6)
    Provision for rejected executory contracts                            -
    Employee severance and retention costs                                -
    Adjustment to allowed claim amounts                                   -
    Settlements of pre-petition claims                                    -
    Other                                                                 -
                                                              --------------
                                                                         (6)

                                                              --------------
INCOME BEFORE TAXES                                                       -
Income tax expense                                                        -
                                                              --------------
NET INCOME                                                    $           -
                                                              ==============

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                             AS OF APRIL 30, 2007


                                ASSETS                         (Dollars in
                                ------                           millions)
                                                              --------------
Cash                                                          $          13
Trade Receivables, net                                                  212
Account Receivables-Unconsolidated Subsidiaries                          66
Inventories                                                             198
Other Current Assets                                                    238
                                                              --------------
TOTAL CURRENT ASSETS                                                    727
Property, Plant and Equipment, net                                      656
Investments in Subsidiaries and Affiliates                              576
Intangible Assets, net                                                  100
Other Assets                                                             59
                                                              --------------
TOTAL ASSETS                                                  $       2,118
                                                              ==============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                              $         205
Short-Term Debt                                                         975
Other Current Liabilities                                               151
                                                              --------------
TOTAL CURRENT LIABILITIES                                             1,331
Other Long-Term Liabilities                                             191
                                                              --------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                           1,522
LIABILITIES SUBJECT TO COMPROMISE                                     1,902
SHAREHOLDERS' DEFICIT                                                (1,306)
                                                              --------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                     $       2,118
                                                              ==============

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. ("Pharmacia")). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "Solutia Spinoff"). As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern. The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court. Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The Bankruptcy Court has subsequently approved extensions of this exclusivity period, with the most recent extension being granted through July 30, 2007.

         On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility. This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval. The DIP credit facility, as amended, currently consists of: (a) a $975 fully-drawn term loan; and (b) a $250 borrowing-based revolving credit facility, which includes a $150 letter of credit subfacility.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court. November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On May 16, 2007, Solutia filed its First Amended Joint Plan of Reorganization (the "Plan") and the related First Amended Disclosure Statement (the "Disclosure Statement"). The Plan does not alter the material terms of the reallocation of Legacy Liabilities set forth (a) in the plan of reorganization filed on February 14, 2006 (the "Original Plan"), (b) the Relationship Agreement which will be entered into between Solutia and Monsanto Company ("Monsanto") upon confirmation of the Plan, or (c) the Retiree Settlement Agreement entered into among Solutia, the Official Committee of Unsecured Creditors (the "Unsecured Creditors' Committee"), the Official Committee of Retirees (the "Retirees' Committee") and Monsanto.

         The Disclosure Statement contains a description of the events that led up to the Debtors' bankruptcy filings, the actions the Debtors' have taken to improve their financial situation while in bankruptcy and a current description of the Debtors' businesses. The Plan and Disclosure Statement were furnished as exhibits to a Form 8-K filed on May 22, 2007. The Relationship Agreement and the Retiree Settlement Agreement were filed with the Bankruptcy Court on February 21, 2006 as exhibits to the Original Plan and were furnished as exhibits to a Form 8-K filed on February 21, 2006.

         The Plan, which incorporates the Relationship Agreement and Retiree Settlement Agreement, is subject to approval by the Bankruptcy Court and the approval of other constituencies in accordance with the U.S. Bankruptcy Code as well as various other conditions and contingencies, some of which are not within the control of Solutia, and therefore are subject to change. The Disclosure Statement remains subject to change pending a hearing in the Bankruptcy Court to consider the legal adequacy of the Disclosure Statement. The Bankruptcy Court has scheduled a hearing on July 10, 2007 to consider approval of the Disclosure Statement. Once the Disclosure Statement is approved by the Bankruptcy Court, it will be distributed to constituencies entitled to vote on the Plan. Solutia cannot provide any assurance that any plan of reorganization ultimately confirmed by the Bankruptcy Court, or any disclosure statement ultimately approved by the Bankruptcy Court, will be consistent with the terms of the Plan and Disclosure Statement.

         If confirmed, the Plan will provide Solutia with significant relief from the Legacy Liabilities it was required to assume in the Solutia Spinoff. These Legacy Liabilities included: (1) retiree medical, retiree life insurance and retiree disability benefits ("Retiree Welfare Benefits") for those individuals who retired or became disabled prior to the Solutia Spinoff ("Pre-Spin Retirees"); (2) environmental remediation costs related to activities of the chemicals business of Pharmacia that occurred prior to the Solutia Spinoff; and (3) toxic tort litigation costs relating to alleged chemical exposure associated with the activities of Pharmacia that occurred prior to the Solutia Spinoff.

         Under the Plan, Solutia would emerge from bankruptcy as an independent publicly-held company ("reorganized Solutia"). In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the Bankruptcy Court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. Although Solutia has filed the Plan which provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that the Plan, or any other plan of reorganization, will be confirmed by the Bankruptcy Court or that any such plan will be implemented successfully.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the consolidated statement of financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At April 30, 2007, total liquidity for the Solutia Group was approximately $307 million, consisting of $128 million of cash and DIP facility availability of $179 million. At April 30, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $192 million, consisting of $13 million of cash and DIP facility availability of $179 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

3. SUPPLEMENTAL INFORMATION - CONSOLIDATED STATEMENT OF CASH FLOWS

Restricted Cash for Acquisition
-------------------------------

         Restricted cash for acquisition included in the consolidated statement of cash flows relates to the portion of the DIP credit facility that was restricted for a special purpose by the amendment. Of the

$1,225 million facility, $150 million was utilized to finance the acquisition of Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel on May 1, 2007. On April 27, 2007, the $150 million was advanced to the Flexsys joint venture to help facilitate the acquisition. Therefore, at April 30, 2007, the $150 million is classified as an Advance issued to an Equity Affiliate within Other Current Assets in the consolidated statement of financial position.

                                       SOLUTIA INC., ET AL.,
                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                      (Debtors in Possession)

                                    SOLUTIA CHAPTER 11 DEBTORS
              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                    MONTH ENDED APRIL 30, 2007

                                                     PRE-PETITION  POST-PETITION     TOTAL
                                                        AMOUNT         AMOUNT        AMOUNT
                                                     ------------  -------------  -------------

1.  GROSS SALARIES AND WAGES                             0.00      21,566,100.41  21,566,100.41

2.  PAYROLL TAXES WITHHELD                               0.00       5,181,768.85   5,181,768.85

3.  EMPLOYER PAYROLL TAX CONTRIBUTED                     0.00       1,598,127.78   1,598,127.78

4.  GROSS TAXABLE SALES                                  0.00         774,839.78     774,839.78

5.  SALES TAXES COLLECTED / USE TAX PAID                 0.00         422,821.06     422,821.06

6.  PROPERTY TAXES PAID                                  0.00           5,973.18       5,973.18

7.  OTHER TAXES PAID                                     0.00          98,076.00      98,076.00

                                                        SOLUTIA INC., ET AL.,
                                           Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                       (Debtors in Possession)

                                                     SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                     MONTH ENDED APRIL 30, 2007

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                                 PRE-PETITION     POST-PETITION          TOTAL                                ITEM
     DEBTOR ENTITY                 DATE             AMOUNT           AMOUNT              AMOUNT       TYPE OF TAX            NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                     04/02/07                 -         22,824.15           22,824.15 Employee Payroll Taxes        2
Solutia Inc.                     04/04/07                 -         86,472.50           86,472.50 Employee Payroll Taxes        2
Solutia Inc.                     04/05/07                 -         68,162.27           68,162.27 Employee Payroll Taxes        2
Solutia Inc.                     04/06/07                 -        229,249.35          229,249.35 Employee Payroll Taxes        2
Solutia Inc.                     04/09/07                 -         18,475.97           18,475.97 Employee Payroll Taxes        2
Solutia Inc.                     04/12/07                 -        200,949.10          200,949.10 Employee Payroll Taxes        2
Solutia Inc.                     04/13/07                 -      1,884,835.75        1,884,835.75 Employee Payroll Taxes        2
Solutia Inc.                     04/18/07                 -         81,576.54           81,576.54 Employee Payroll Taxes        2
Solutia Inc.                     04/19/07                 -         68,487.31           68,487.31 Employee Payroll Taxes        2
Solutia Inc.                     04/20/07                 -        177,059.06          177,059.06 Employee Payroll Taxes        2
Solutia Inc.                     04/23/07                 -          2,751.21            2,751.21 Employee Payroll Taxes        2
Solutia Inc.                     04/24/07                 -          9,432.05            9,432.05 Employee Payroll Taxes        2
Solutia Inc.                     04/25/07                 -         83,387.88           83,387.88 Employee Payroll Taxes        2
Solutia Inc.                     04/26/07                 -        196,299.48          196,299.48 Employee Payroll Taxes        2
Solutia Inc.                     04/27/07                 -        187,087.51          187,087.51 Employee Payroll Taxes        2
Solutia Inc.                     04/30/07                 -      1,647,960.12        1,647,960.12 Employee Payroll Taxes        2
Solutia Inc.                     04/02/07                 -            118.84              118.84 Employer Payroll Taxes        3
Solutia Inc.                     04/04/07                 -         26,063.50           26,063.50 Employer Payroll Taxes        3
Solutia Inc.                     04/05/07                 -         21,320.21           21,320.21 Employer Payroll Taxes        3
Solutia Inc.                     04/06/07                 -         52,148.60           52,148.60 Employer Payroll Taxes        3
Solutia Inc.                     04/09/07                 -          2,480.87            2,480.87 Employer Payroll Taxes        3
Solutia Inc.                     04/12/07                 -         65,585.28           65,585.28 Employer Payroll Taxes        3
Solutia Inc.                     04/13/07                 -        619,429.06          619,429.06 Employer Payroll Taxes        3
Solutia Inc.                     04/18/07                 -         24,656.32           24,656.32 Employer Payroll Taxes        3
Solutia Inc.                     04/19/07                 -         21,112.66           21,112.66 Employer Payroll Taxes        3
Solutia Inc.                     04/20/07                 -        144,519.99          144,519.99 Employer Payroll Taxes        3
Solutia Inc.                     04/23/07                 -            659.95              659.95 Employer Payroll Taxes        3
Solutia Inc.                     04/24/07                 -          8,385.47            8,385.47 Employer Payroll Taxes        3
Solutia Inc.                     04/25/07                 -      1,148,872.66        1,148,872.66 Employer Payroll Taxes        3
Solutia Inc.                     04/26/07                 -         64,635.66           64,635.66 Employer Payroll Taxes        3
Solutia Inc.                     04/27/07                 -         43,031.15           43,031.15 Employer Payroll Taxes        3
Solutia Inc.                     04/30/07                 -        562,097.10          562,097.10 Employer Payroll Taxes        3
CPFilms Inc.                     04/30/07                 -         61,763.12           61,763.12 Sales & Use                   5
Solutia Inc.                     04/19/07                 -        361,057.94          361,057.94 Sales/Use Tax Payments        5
Solutia Inc.                     04/25/07                 -          5,973.18            5,973.18 Property Tax                  6
Solutia Inc.                     04/09/07                 -            150.00              150.00 Annual Report                 7
Solutia Inc.                     04/10/07                 -            325.00              325.00 Annual Report                 7
Axio Research Corporation        04/10/07                 -             59.00               59.00 Annual Report                 7
Solutia Inc.                     04/23/07                 -             27.00               27.00 Annual Report                 7
Solutia Inc.                     04/27/07                 -            150.00              150.00 Annual Report                 7
Solutia Inc.                     04/26/07                 -              1.00                1.00 IRS Form 720                  7
Solutia Inc.                     04/20/07                 -         36,000.00           36,000.00 Other-Franchise               7
Solutia Inc.                     04/17/07                 -          1,000.00            1,000.00 Other-Franchise               7
Solutia Inc.                     04/26/07                 -            150.00              150.00 Other-Franchise               7
Solutia Inc.                     04/10/07                 -         10,000.00           10,000.00 Other-Income Tax              7
Solutia Inc.                     04/10/07                 -            200.00              200.00 Other-Income Tax              7
Solutia Systems, Inc.            04/13/07                 -         25,000.00           25,000.00 Other-Income Tax              7
CPFilms Inc.                     04/13/07                 -         25,000.00           25,000.00 Other-Income Tax              7
Solutia Inc.                     04/13/07                 -             14.00               14.00 Rail Car Tax                  7

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